                                                                  EXHIBIT (A)(2)

                             LETTER OF TRANSMITTAL

                               TO EXCHANGE SHARES
                      OF THE CUMULATIVE CONVERTIBLE VOTING
                           PREFERRED STOCK, SERIES A

                                       OF

                         LEHMAN BROTHERS HOLDINGS INC.

           THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
      CITY TIME, ON JULY 10, 1997 (THE "EXPIRATION DATE") UNLESS EXTENDED
                        BY LEHMAN BROTHERS HOLDINGS INC.

                                EXCHANGE AGENT:

                   By Hand:                                      By Mail:
                  BankBoston                       (insured or registered recommended)
       Securities Transfer & Reporting                          BankBoston
                Services, Inc.                     Corporate Reorganization Department
           55 Broadway - 3rd Floor                            P.O. Box 1889
           New York, New York 10006                            M/S 45-02-53
          Attention: Delivery Window                 Boston, Massachusetts 02105-1889
            By Overnight Delivery:                            By Facsimile:
                  BankBoston                                  (615) 575-2233
     Corporate Reorganization Department                  Confirm by Telephone:
                 M/S 45-02-53                                 (800) 730-6001
              150 Royall Street
         Canton, Massachusetts 02021

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN
       AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE
        TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT
                          CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated June 12, 1997 (the "Prospectus") of Lehman Brothers Holdings Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange up to 13,000,000 shares of its new Cumulative Convertible Voting Preferred Stock, Series B (the "Series B Preferred Stock") for up to 13,000,000 shares of its outstanding Cumulative Convertible Voting Preferred Stock, Series A (the "Series A Preferred Stock"). The terms of the Series B Preferred Stock are identical in all material respects (including dividend rate, voting rights and liquidation preference) to the terms of the Series A Preferred Stock for which they may be exchanged pursuant to the Exchange Offer, except that conversion of the Series B Preferred Stock will not be subject to the restriction in the terms of the Series A Preferred Stock requiring that at least 250,000 shares thereof be converted at any one time.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the shares of the Series A Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and/or the number of shares of the Series A Preferred Stock tendered should be listed on a separate signed schedule affixed hereto.
--------------------------------------------------------------------------------
      DESCRIPTION OF SHARES OF SERIES A PREFERRED STOCK TENDERED HEREWITH

------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER
                                                                               OF SHARES             NUMBER OF
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       CERTIFICATE          REPRESENTED BY            SHARES
                 (PLEASE FILL IN)                        NUMBER(S)*         CERTIFICATE(S)*          TENDERED**
 ------------------------------------------------------------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------
                                                           TOTAL
 ------------------------------------------------------------------------------------------------------------------

 *  Need not be completed by book-entry holders.

 ** Unless otherwise indicated, the holder will be deemed to have tendered the full number of shares of the Series A Preferred Stock represented by the tendered certificates. See Instruction 2.
================================================================================

     This Letter of Transmittal is to be used either if certificates of shares of the Series A Preferred Stock are to be forwarded herewith or if delivery of shares of the Series A Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer -- Tender Procedure" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

[ ] CHECK HERE IF TENDERED SHARES OF THE SERIES A PREFERRED STOCK ARE BEING
    DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
    FOLLOWING:

  Name of Tendering Institution
   -----------------------------------------------------------------------------

       [ ] The Depository Trust Company

  Account Number
--------------------------------------------------------------------------------

  Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES OF SERIES B PREFERRED STOCK ARE TO BE DELIVERED TO
    PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

  Name
--------------------------------------------------------------------------------
                                 (Please Print)

[ ] CHECK HERE IF SHARES OF SERIES B PREFERRED STOCK ARE TO BE DELIVERED TO
    ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

  Address
--------------------------------------------------------------------------------
                              (Including Zip Code)

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES TO THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:
  ------------------------------------------------------------------------------

  Address:
  ------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described number of shares of the Series A Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the shares of the Series A Preferred Stock tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such shares of the Series A Preferred Stock. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company, in connection with the Exchange Offer) to cause the shares of Series A Preferred Stock to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the shares of the Series A Preferred Stock and to acquire shares of the Series B Preferred Stock issuable upon the exchange of such tendered shares of the Series A Preferred Stock, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered shares of the Series A Preferred Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered shares of the Series A Preferred Stock or transfer ownership of such shares of the Series A Preferred Stock on the account books maintained by the book-entry transfer facility.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the shares of Series A Preferred Stock tendered hereby and, in such event, the shares of Series A Preferred Stock not exchanged will be returned to the undersigned at the address shown above.

     The name(s) and address(es) of the registered holder(s) should be printed above under "Description of Shares of Series A Preferred Stock Tendered Herewith", if not already printed thereunder, exactly as they appear on the shares of the Series A Preferred Stock tendered hereby. The certificate number(s) and the number of shares of the Series A Preferred Stock to which this Letter of Transmittal relates, together with the number of shares of the Series A Preferred Stock that the undersigned wishes to tender, should be indicated in the appropriate boxes above under "Description of Shares of Series A Preferred Stock Tendered Herewith".

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Shares of Series A Preferred Stock may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Letter of Transmittal.

     Certificates for all shares of Series B Preferred Stock delivered in exchange for tendered shares of Series A Preferred Stock and any shares of Series A Preferred Stock delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                         TENDERING HOLDER(S) SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Dated
--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Series A Preferred Stock. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title)
                 ---------------------------------------------------------------

Address-------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.
                         -------------------------------------------------------

Taxpayer Identification No.
                      ----------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                      (IF REQUIRED -- SEE INSTRUCTIONS 3)

Authorized Signature
                 ---------------------------------------------------------------

Name  --------------------------------------------------------------------------

Title
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

Name of Firm--------------------------------------------------------------------

Area Code and Telephone No.
                         -------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

     Certificates for all physically delivered shares of Series A Preferred Stock or confirmation of any book-entry transfer to the Exchange Agent's or its agent's account at a book-entry transfer facility of shares of Series A Preferred Stock tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

     The method of delivery of this Letter of Transmittal, the shares of Series A Preferred Stock and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the shares of Series A Preferred Stock for exchange.

2.  PARTIAL TENDERS; WITHDRAWALS.

     If less than the entire principal amount of shares of Series A Preferred Stock evidenced by a submitted certificate is tendered, the tendering holder should fill in the number of shares tendered in the box entitled "Number of Shares Tendered." A newly issued certificate for the shares of Series A Preferred Stock submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All shares of Series A Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     Tenders of shares of Series A Preferred Stock pursuant to the Exchange Offer are irrevocable, except that shares of Series A Preferred Stock tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to the Expiration Date unless extended by the Company. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered shares of Series A Preferred Stock to be withdrawn, the certificate numbers of the shares of Series A Preferred Stock to be withdrawn, a statement that such holder is withdrawing his or her election to have such shares of Series A Preferred Stock exchanged, and the name of the registered holder of such shares of Series A Preferred Stock, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the shares of Series A Preferred Stock being withdrawn. The Exchange Agent will return the properly withdrawn shares of Series A Preferred Stock promptly following receipt of notice of withdrawal. If shares of Series A Preferred Stock have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn shares of Series A Preferred Stock or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUCTION AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of Series A Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the shares of Series A Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of shares of Series A Preferred Stock registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of shares of Series A Preferred Stock.

     When this Letter of Transmittal is signed by the registered holders or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the shares of Series A Preferred Stock) of shares of Series A Preferred Stock listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of the shares of Series A Preferred Stock listed, such shares of Series A Preferred Stock must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificates of the shares of Series A Preferred Stock.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution (as defined in the Prospectus).

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the shares of Series A Preferred Stock are tendered; (i) by a registered holder of such shares of Series A Preferred Stock, for the holder of such shares of Series A Preferred Stock; or (ii) for the account of an Eligible Institution.

4.  TRANSFER TAXES.

     The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of shares of Series A Preferred Stock to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of shares of Series A Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the certificates representing shares of Series A Preferred Stock listed in this Letter of Transmittal.

5.  WAIVER OF CONDITIONS.

     The Company reserves the right to waive in its reasonable judgment, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

6.  MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

     Any holder whose certificates representing shares of Series A Preferred Stock have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

7.  IRREGULARITIES.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Series A Preferred Stock will be determined by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any shares of Series A Preferred Stock not properly tendered or the acceptance for exchange of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any shares of Series A Preferred Stock. Unless waived, any defects or irregularities in connection with tenders of shares of Series A Preferred Stock for exchange must be cured within such reasonable period of time as the Company will determine. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

8.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above.

     IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates representing shares of Series A Preferred Stock or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.